SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 9, 2002



                         GS Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)


          Delaware                    333-89556                  13-6357101
 ---------------------------         -----------             ------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)               File No.)              Identification No.)



                                85 Broad Street
                              New York, NY 10004
              (Address of Principal Executive Offices) (Zip Code)



                                (212) 902-1000
              Registrant's telephone number, including area code



                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.   Other Events
          ------------

         The Registrant registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-89556) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:00AM on June 6, 2002. This Current Report on Form 8-K discloses the use of yield tables and other computational materials for one or more classes of Mortgage Pass-Through Certificates, Series 2002-9 (collectively the "Price/Yield Tables") prepared by the Registrant for an offering of approximately $1,216,359,000 of Mortgage Pass-Through Certificates, Series 2002-9 pursuant to the Registration Statement. This transaction is expected to close on September 27, 2002. These Price/Yield Tables are filed as Exhibit 99.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         A description of the Exhibit filed herewith is attached hereto.




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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.

                                            By: /s/  Jay F. Strauss
                                                -------------------------------
                                                Name:   Jay F. Strauss
                                                Title:  Secretary

Dated: September 11, 2002



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                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

    99 Price/Yield Tables as prepared by the Registrant for an offering of approximately $1,216,359,000 of Mortgage Pass-Through Certificates, Series 2002-9 pursuant to the Registration Statement